EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Dividend & Income Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2004                      /s/ Bruce N. Alpert
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                                            Bruce N. Alpert
                                            Principal Executive Officer



I, Richard C. Sell, Jr., Principal Financial Officer of The Gabelli Dividend & Income Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2004                      /s/ Richard C. Sell, Jr.
      ---------------------------           ------------------------------------
                                            Richard C. Sell, Jr., Principal
                                            Financial Officer